UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 20, 2011

PEREGRINE INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-27511

Florida	65-0611007
(State of Incorporation)	(I.R.S. Employer Identification No.)

40 Wall Street, 28th Floor	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: (212) 400-7198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 20, 2011, ABBM Group, Ltd LLP (ABBM) notified the Company that effective as of that date, the firm resigned as auditor. Effective the same date, the Company appointed McConnell & Jones, LLP as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on September 20, 2011.

ABBM issued the auditor’s report on the Company's financial statements for the year ended June 30, 2010.

ABBM’s audit report on the Company’s financial statements for the year ended June 30, 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the registrant's most recent fiscal year ended June 30, 2010 and any subsequent interim period through September 20, 2011, the date of resignation of ABBM, there were no disagreements with ABBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to ABBM’s satisfaction, would have caused ABBM to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided ABBM with a copy of the disclosure in the preceding two paragraphs and requested in writing that ABBM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with such disclosures. ABBM provided a letter, dated September 26, 2011 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

During the registrant's most recent fiscal year ended June 30, 2010 and 2009 and through the date of the Audit Committee’s decision to change accountants, the Company did not consult McConnell & Jones, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter on change in certifying accountant, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Richard Rubin CEO and Chairman of the Board Richard Rubin Date: September 27, 2011